STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Expenses
Professional fees	$ 19,413	$ 17,928	$ 17,213
Directors' remuneration [note 5]	36,000	36,000	36,000
Office and miscellaneous	6,192	4,693	742
Operating Expenses, Total	61,605	58,621	53,955
Other income (loss)
Foreign exchange gain	1,004	7,038	18,781
Interest income	0	208	1,199
Accretion income [note 3]	19,646	63,290	68,869.000
Loss on note receivable [note 3]	0	(57,485)	0
Other income (loss), Total	20,650	13,051	88,849
Net income (loss) and comprehensive income (loss) for the year	$ (40,955)	$ (45,570)	$ 34,894
Basic net income (loss) per common share	$ 0.00	$ 0.00	$ 0.00
Diluted net income (loss) per common share	$ 0.00	$ 0.00	$ 0.00
Weighted average number of common shares outstanding
- basic	10,950,000	10,950,000	10,950,000
- diluted	10,950,000	10,950,000	10,950,000